Future Intangible Asset Amortization Expense (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Finite-Lived Intangible Assets [Line Items]
2017	$ 15,449
2018	11,815
2019	9,921
2020	9,634
2021	7,597
Finite Lived Intangible Assets, Amortization Expense, Net, Total	$ 54,416